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                                                                    EXHIBIT 14.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Other Service Providers" and to the incorporation by reference of our report dated May 5, 2004 for the Van Kampen Select Growth Fund in the Registration Statement (Form N-14) of the Van Kampen Series Fund, Inc. filed with the Securities and Exchange Commission.


ERNST & YOUNG LLP

Chicago, Illinois
August 9, 2004